Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies
of filed documents, visit www.sos.state.co.us.

E-Filed

Colorado Secretary of State
Date and Time: 12/29/2017 01:00 PM
ID Number: 20171970391

Document number: 20171970391
Amount Paid: $100.00

ABOVE SPACE FOR OFFICE USE ONLY

Statement of Conversion

filed pursuant to § 7-90-201.7 (3) of the Colorado Revised Statutes (C.R.S.)

1. For the converting entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID number	_______ *(Colorado Secretary of State ID number)*
Entity name or true name	GoIP Global Inc.
Form of entity	Foreign Corporation
Jurisdiction	Nevada
Street address	655 Madison Ave *(Street number and name)*
	3rd Floor
	New York *(City)* NY *(State)* 10065 *(ZIP/Postal Code)*
	_______ *(Province – if applicable)* United States *(Country)*
Mailing address (leave blank if same as street address)	_______ *(Street number and name or Post Office Box information)*
	_______
	_______ *(City)* ___ *(State)* _______ *(ZIP/Postal Code)*
	_______ *(Province – if applicable)* _______ *(Country)*

2. The entity name of the resulting entity is GoIP Global Inc.

   (Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.)

3. The converting entity has been converted into the resulting entity pursuant to section 7-90-201.7, C.R.S.

4. *(If applicable, adopt the following statement by marking the box and include an attachment.)*

   ☒ This document contains additional information as provided by law.

5. *(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

   (If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

   The delayed effective date and, if applicable, time of this document are _______________.

   (mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is

such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

6. The true name and mailing address of the individual causing this document to be delivered for filing are

Sutton	Isaac	H	
(Last)	*(First)*	*(Middle)*	*(Suffix)*

655 Madison Ave
(Street number and name or Post Office Box information)
3rd Floor

New York	NY	10065
(City)	*(State)*	*(ZIP/Postal Code)*

	United States
(Province – if applicable)	*(Country)*

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies
of filed documents, visit www.sos.state.co.us.

E-Filed

Colorado Secretary of State
Date and Time: 12/29/2017 01:00 PM
ID Number: 20171970391

Document number: 20171970391
Amount Paid: $100.00

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Incorporation for a Profit Corporation
filed pursuant to § 7-102-101 and § 7-102-102 of the Colorado Revised Statutes (C.R.S.)

1. The domestic entity name for the corporation is GoIP Global Inc.

(Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.)

2. The principal office address of the corporation's initial principal office is

Street address
655 Madison Ave
(Street number and name)
3rd Floor
New York *(City)* NY *(State)* 10065 *(ZIP/Postal Code)*
(Province – if applicable) United States *(Country)*

Mailing address
(leave blank if same as street address)
(Street number and name or Post Office Box information)
(City) *(State)* *(ZIP/Postal Code)*
(Province – if applicable) *(Country)*

3. The registered agent name and registered agent address of the corporation's initial registered agent are

Name
(if an individual)
(Last) *(First)* *(Middle)* *(Suffix)*
or
(if an entity) Manhattan Transfer Registrar Corp
(Caution: Do not provide both an individual and an entity name.)

Street address
531 Cardens Court
(Street number and name)
Erie *(City)* CO *(State)* 80516 *(ZIP/Postal Code)*

Mailing address
(leave blank if same as street address)
(Street number and name or Post Office Box information)
(City) CO *(State)* *(ZIP/Postal Code)*

(The following statement is adopted by marking the box.)

☒ The person appointed as registered agent above has consented to being so appointed.

4. The true name and mailing address of the incorporator are

Name (if an individual)	Sutton	Isaac	H	
	(Last)	*(First)*	*(Middle)*	*(Suffix)*
or				
(if an entity)				

(Caution: Do not provide both an individual and an entity name.)

Mailing address: 655 Madison Ave
(Street number and name or Post Office Box information)
3rd Floor
New York *(City)* NY *(State)* 10065 *(ZIP/Postal Code)*
(Province – if applicable) United States *(Country)*

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐ The corporation has one or more additional incorporators and the name and mailing address of each additional incorporator are stated in an attachment.

5. The classes of shares and number of shares of each class that the corporation is authorized to issue are as follows.

○ The corporation is authorized to issue _________ common shares that shall have unlimited voting rights and are entitled to receive the net assets of the corporation upon dissolution.

◉ Information regarding shares as required by section 7-106-101, C.R.S., is included in an attachment.

6. *(If the following statement applies, adopt the statement by marking the box and include an attachment.)*

☒ This document contains additional information as provided by law.

7. *(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)
The delayed effective date and, if applicable, time of this document is/are ____________________.
(mm/dd/yyyy hour:minute am/pm)

Notice:
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is named in the document as one who has caused it to be delivered.

8. The true name and mailing address of the individual causing the document to be delivered for filing are

Sutton	Isaac	H	
(Last)	*(First)*	*(Middle)*	*(Suffix)*

655 Madison Ave
(Street number and name or Post Office Box information)
3rd Floor

New York	NY	10065
(City)	*(State)*	*(ZIP/Postal Code)*

	United States .
(Province – if applicable)	*(Country)*

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

GoIP Global Inc
655 Madison Ave 3rd Floor
New York, NY 10065
917-600-6000

December 29, 2017

State of Colorado
Business Incorporation Section

Gentlemen,

Please be advised that GoIP Global Inc. has authorized the following shares:

Common 6,800,000,000

Preferred 10,000,000

Total Shares Authorized 6,810,000,000

The 10,000,000 Preferred Shares have been designated as follows;

Preferred Series A 100,000

Preferred Series B 1,000,000

Preferred Series C 5,000,000

Total Designated 6,100,000

Certified by;

Isaac H Sutton, CEO

CERTIFICATE OF DESIGNATION, NUMBER, POWERS PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND OTHER DISTINGUISHING CHARACTERISTICS OF

SERIES A PREFERRED STOCK

OF

GoIP GLOBAL, Inc.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation) is GoIP Global, Inc.

2. The certificate of incorporation of the Corporation authorizes issuance of 10,000,000 shares of Preferred Stock with a par value of .001 and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series A issue of Preferred Stock:

RESOLVED, that one hundred thousand (100,000) shares of the Preferred Stock (par value $0.001 per share) are authorized to be issued by this Corporation pursuant to its certificate of incorporation, and that there be and hereby is authorized and created a series of preferred stock, hereby designed as the Series A Preferred Stock, which shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation and in addition thereto, those following:

(a) DESIGNATION. The Preferred Stock subject hereof shall be designated Series A Preferred Stock ("Series A Preferred"). No other shares of Preferred Stock shall be designated as Series A Preferred stock.

(b) DIVIDENDS. The holders of the shares of Series A Preferred shall be entitled to receive dividends.

(c) CONVERSION. Each share of Series A Preferred shall, at the option of the holder thereof, at any time and from time to time, be convertible into one hundred shares of fully paid and non-assessable share of common stock of the Corporation. The conversion right of the holders of Series A Preferred Stock shall be exercised by the surrender of the certificates representing shares to be converted to the Corporation or its transfer agent for the Series A Preferred, accompanied by written notice electing conversion. No additional consideration or any other action need to be taken in order to effectively convert the Series A Preferred to the common stock of the Corporation. Immediately prior to the close of business on the date the Corporation receives written notice of conversion, each converting holder of Series A Preferred shall be deemed to be the holder of record of common stock issuable upon

conversion of such holder's Series A Preferred notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such common stock shall not then be delivered to such person.

(d) ADJUSTMENTS FOR RECLASSIFICATION AND REORGANIZATION, MERGERS, CONSOLIDATIONS or SALES OF ASSETS. If the common stock issuable upon conversion of the Series A Preferred shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, the conversion rate shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A Preferred shall be convertible into, in lieu of the number of shares of common stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of common stock that would have been subject to receipt by the holders upon conversion of the Series A Preferred immediately before that change.

(e) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out all the provisions of this Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

(f) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

(h) LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred shall not be entitled to receive liquidation in preference to the holders of common shares or any other class or series of preferred stock. Rather, the Series A Preferred automatically be converted into common stock at the conversion rate hereinabove stated.

(i) INVOLUNTARY LIQUIDATION. In the event of involuntary liquidation, the shares of this series shall be entitled to the same amounts as in the event of voluntary liquidation. The Series A Preferred automatically be converted into common stock at the conversion rate hereinabove stated.

(j) OTHER RESTRICTIONS. There shall be no conditions or restrictions upon the creation of indebtedness of the Corporation, or any subsidiary or upon the creation of any other series of preferred stock with any other preferences.

(k) VOTING. (i) The holder of shares of Series A Preferred shall not be entitled to vote such shares (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class), but shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation.

(ii) the holders of the Series A preferred, voting together as a class, shall, at all time, be entitled to elect the majority of the members of the Board of Directors of the Corporation. In case of any vacancy of an office in the office of a director occurring among the directors elected by the holders of the Series A Preferred, the remaining director (s) so elected by the holders of the Series A Preferred may elect a successor to hold the office for the unexpired term of the director whose place has been vacated. Any director who shall have been elected by the holders of the Series A Preferred or any director so elected as provided in the preceding sentence hereof, may be removed, whether with or without cause, only by the affirmative vote of the holders of a majority of the Series A Preferred.

(l) STATED VALUE. The shares of Series A Preferred shall have a stated value of $0.001 per share.

(m) OTHER PREFERENCES. The shares of the Series A Preferred shall have no other preferences, rights, restrictions, or qualifications, except as otherwise provided by law or the certificate of incorporation of the Corporation.

FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said Series A Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate or incorporation of the Corporation.

Signed on November 22, 2006

By Unanimous Written Consent of the Board of Directors:
Signatures of file.

REVISED CERTIFICATE OF DESIGNATION, NUMBER, POWERS PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND OTHER DISTINGUISHING CHARACTERISTICS OF

SERIES B PREFERRED STOCK

OF

GoIP GLOBAL, Inc.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation) is GoIP Global, Inc.

2. The certificate of incorporation of the Corporation authorizes issuance of 10,000,000 shares of Preferred Stock with a par value of .001 and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series B issue of Preferred Stock:

RESOLVED, that one million (1,000,000) shares of the Preferred Stock (par value
$0.001 per share) are authorized to be issued by this Corporation pursuant to its certificate of incorporation, and that there be and hereby is authorized and created a series of preferred stock, hereby designed as the Series B Preferred Stock, which shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation and in addition thereto, those following:

(a) DESIGNATION. The Preferred Stock subject hereof shall be designated Series B Preferred Stock ("Series B Preferred"). No other shares of Preferred Stock shall be designated as Series B Preferred stock.

(b) DIVIDENDS. The holders of the shares of Series B Preferred shall be entitled to receive dividends.

(c) CONVERSION. Each 100,000 shares of Series B Preferred shall, at the option of the holder thereof, at any time and from time to time, be convertible into 9.9% of the Company fully diluted shares of fully paid and non-assessable share of common stock of the Corporation. The conversion right of the holders of Series B Preferred Stock shall be exercised by the surrender of the certificates representing shares to be converted to the Corporation or its transfer agent for the Series B Preferred, accompanied by written notice electing conversion. No additional consideration or any other action need to be taken in order to effectively convert the Series B Preferred to the common stock of the Corporation. Immediately prior to the close of business on the date the Corporation receives written notice of conversion, each converting holder of Series B Preferred shall be deemed to be the holder of record of

common stock issuable upon conversion of such holder's Series B Preferred notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such common stock shall not then be delivered to such person.

(d) ADJUSTMENTS FOR RECLASSIFICATION AND REORGANIZATION, MERGERS, CONSOLIDATIONS or SALES OF ASSETS. If the common stock issuable upon conversion of the Series B Preferred shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, the conversion rate shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series B Preferred shall be convertible into, in lieu of the number of shares of common stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of common stock that would have been subject to receipt by the holders upon conversion of the Series B Preferred immediately before that change.

(e) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out all the provisions of this Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred against impairment.

(f) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred, such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

(h) LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series B Preferred shall be entitled to receive liquidation in preference to the holders of common shares or any other class or series of preferred stock.

(i) INVOLUNTARY LIQUIDATION. In the event of involuntary liquidation, the shares of this series shall be entitled to the same amounts as in the event of voluntary liquidation.

(j) OTHER RESTRICTIONS. There shall be no conditions or restrictions upon the creation of indebtedness of the Corporation, or any subsidiary or upon the creation of any other series of preferred stock with any other preferences.

(k) VOTING. The holder of shares of Series B Preferred shall be entitled to vote such shares (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class), and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation.

(l) STATED VALUE. The shares of Series B Preferred shall have a stated value of $0.001 per share.

(m) OTHER PREFERENCES. The shares of the Series B Preferred shall have no other preferences, rights, restrictions, or qualifications, except as otherwise provided by law or the certificate of incorporation of the Corporation.

FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said Series B Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate or incorporation of the Corporation.

Signed on December 29, 2017.

By Unanimous Written Consent of the Board of Directors:

Signature on file

____

REVISED CERTIFICATE OF DESIGNATION, NUMBER, POWERS PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND OTHER DISTINGUISHING CHARACTERISTICS OF

SERIES C PREFERRED STOCK

OF

GoIP GLOBAL, Inc.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation) is GoIP Global, Inc.

2. The certificate of incorporation of the Corporation authorizes issuance of 10,000,000 shares of Preferred Stock with a par value of .001 and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series C issue of Preferred Stock:

RESOLVED, that five million (5,000,000) shares of the Preferred Stock (par value $0.001 per share) are authorized to be issued by this Corporation pursuant to its certificate of incorporation, and that there be and hereby is authorized and created a series of preferred stock, hereby designed as the Series C Preferred Stock, which shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation and in addition thereto, those following:

(a) DESIGNATION. The Preferred Stock subject hereof shall be designated Series C Preferred Stock ("C Preferred"). No other shares of Preferred Stock shall be designated as Series C Preferred stock.

(b) DIVIDENDS. The holders of the shares of Series C Preferred shall be not entitled to receive dividends.

(c) CONVERSION. Each share of Series C Preferred shall, at the option of the holder thereof, at any time and from time to time, be convertible into ten (10) fully paid and non-assessable share of common stock of the Corporation. The conversion right of the holders of Series C Preferred Stock shall be exercised by the surrender of the certificates representing shares to be converted to the Corporation or its transfer agent for the Series C Preferred, accompanied by written notice electing conversion. No additional consideration or any other action need to be taken in order to effectively convert the Series C Preferred to the common stock of the Corporation. Immediately prior to the close of business on the date the Corporation receives written notice of conversion, each converting holder of Series C Preferred shall be deemed to be the holder of record of common stock issuable upon conversion of such holder's Series C

Preferred notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such common stock shall not then be delivered to such person.

(d) ADJUSTMENTS FOR RECLASSIFICATION AND REORGANIZATION, MERGERS, CONSOLIDATIONS or SALES OF ASSETS. If the common stock issuable upon conversion of the Series C Preferred shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, the conversion rate shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series C Preferred shall be convertible into, in lieu of the number of shares of common stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of common stock that would have been subject to receipt by the holders upon conversion of the Series C Preferred immediately before that change.

(e) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out all the provisions of this Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred against impairment.

(f) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred, such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

(h) LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series C Preferred shall not be entitled to receive liquidation in preference to the holders of common shares or any other class or series of preferred stock. Rather, the Series C Preferred shall automatically be converted into common stock at the conversion rate hereinabove stated.

(i) INVOLUNTARY LIQUIDATION. In the event of involuntary liquidation, the shares of this series shall be entitled to the same amounts as in the

event of voluntary liquidation. The Series C Preferred shall automatically be converted into common stock at the conversion rate hereinabove stated.

(j) OTHER RESTRICTIONS. There shall be no conditions or restrictions upon the creation of indebtedness of the Corporation, or any subsidiary or upon the creation of any other series of preferred stock with any other preferences.

(k) VOTING. Except as otherwise expressly provided herein or as required by law, the Holders of shares of Series C Preferred shall be entitled to vote on any and all matters considered and voted upon by the Corporation's Common Stock. The Holders of the Series C Convertible Preferred Stock shall be entitled to Five Thousand (5000) votes per share of Series C Convertible Preferred Stock.

(l) STATED VALUE. The shares of Series C Preferred shall have a stated value of $0.001 per share.

(m) OTHER PREFERENCES. The shares of the Series C Preferred shall have no other preferences, rights, restrictions, or qualifications, except as otherwise provided by law or the certificate of incorporation of the Corporation.

FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said Series C Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate or incorporation of the Corporation.

Signed on April 24, 2009.

By Unanimous Written Consent of the Board of Directors:

Signature on file

____